UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05652

BNY Mellon Municipal Income, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	09/30/2021

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Municipal Income, Inc.

ANNUAL REPORT September 30, 2021

BNY Mellon Municipal Income, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2020 through September 30, 2021, as provided by Daniel Rabasco and Jeffrey Burger, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended September 30, 2021, BNY Mellon Municipal Income, Inc. produced a total return of 7.56% on a net-asset-value basis and 16.90% on a market price basis.1 Over the same period, the fund provided aggregate income dividends of $0.42 per share, which reflects a distribution rate of 4.36%.2

Municipal bonds rose during the reporting period as the market benefited from continuing economic recovery and robust demand. Strong tax revenues and credit fundamentals also supported performance.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of the value of its net assets in municipal obligations and invests in municipal obligations which, at the time of purchase, are rated investment grade or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. in the case of short-term obligations having, or deemed to have, maturities of less than one year.

To this end, we have constructed a portfolio based on identifying income opportunities through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity and early redemption features. Over time, many of the fund’s relatively higher-yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the fund’s investment policies, albeit with yields that reflect the then-current, interest-rate environment. When making new investments, we focus on identifying undervalued sectors and securities, and we minimize the use of interest-rate forecasting. We use fundamental analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. Leverage, which is utilized in the portfolio in order to generate a higher level of current income exempt from regular federal income taxes, does amplify the fund's exposure to interest-rate movements, and potentially, gains or losses, especially those among the longest maturities. The use of leverage had a positive impact on performance during the period.

Market Benefits from Policy Support, Strong Fundamentals and Robust Inflows

During the reporting period, the market continued to benefit from policies put in place in response to the COVID-19 pandemic, including support from the Federal Reserve (the “Fed”). While the Fed made no notable changes to monetary policy, early in the period it did commit to continuing its bond purchasing program. In the second half of the period, the Fed adopted a more hawkish tone, however.

Robust fiscal support also benefited the market. The $1.9 trillion American Rescue Plan extended unemployment benefits, provided aid to schools and businesses and sent stimulus checks to families. That supported the U.S. economy and also the municipal bond market.

The election also increased the likelihood of income tax hikes for higher-income households, adding to the appeal of tax-exempt municipal securities. The prospect of an increase in the corporate tax rate made municipal bonds more appealing to institutional buyers, and low interest rates overseas attracted foreign investors to the market.

Performance in the Treasury market was generally poor as the market sold off midway through the reporting period, especially at the long end of the curve. Performance in fixed- income risk markets, however, was stronger, as the approval of COVID-19 vaccines provided support. Both the investment-grade and high yield corporate segments of the market posted positive returns.

In the municipal bond market, performance was also strong, supported especially by strong supply-and-demand factors. While supply surged prior to the November 2020 election, it tapered off later in the year but has remained near the record supply of last year. At the same time, flows into municipal bond mutual funds were strong, helped in part by a surge in investor optimism resulting from the approval of COVID-19 vaccines. Credit conditions also improved over the period, which resulted in spread tightening in the municipal market, with the revenue segment outperforming the general obligation segment.

Volatility experienced in the Treasury market also occurred in the municipal bond market, though to a lesser extent. Generally, the municipal yield curve flattened during the period.

Late in the reporting period, inflows slowed somewhat, and the market experienced some uncertainty in response to political debates in Washington D.C. regarding federal spending plans and the debt ceiling. The municipal bond market generally finished the period relatively richly valued versus Treasuries.

Security Selection Enhanced Returns

The fund’s performance was helped primarily by its security selections. Selections in the education, hospital and transportation segments were the most favorable. Positions in New Jersey appropriation debt and insured Puerto Rico general obligation bonds were also advantageous. Asset allocation also contributed somewhat to performance, with an overweight to revenue bonds proving to be beneficial. Positions in tobacco, senior living and hospital bonds were especially advantageous. An underweight to higher-quality bonds assisted performance as well, as did our longer duration.

On a less positive note, the fund’s performance was hampered by certain security selections. Selections in the utility, airport and special tax bond segments of the market detracted from performance. The fund did not employ derivatives during the reporting period, and leverage was permitted to decline modestly by the end of the period.

Strong Fundamentals and Demand

Economic fundamentals, as well as supply-and-demand factors, should bode well for the municipal bond market. Issuers generally have healthy fundamentals resulting from a recovering economy and resultant strong tax revenues. They have also benefitted from prior federal fiscal stimulus measures and should also benefit from a federal infrastructure spending package that is likely to pass in the near term. Demand for municipal bonds is

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

likely to remain strong and could be further supported if corporate and personal income tax rates are increased as a way to pay for federal government spending initiatives.

Inflation remains a risk, but with the healthy condition of the municipal bond market, we anticipate it will outperform the Treasury market. Given the outlook for inflation and interest rates, we have allowed the fund’s leverage to decline modestly. We will continue to focus on identifying undervalued credits for the fund to purchase providing incremental yield along with the potential for excess total return.

October 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market price per share, as applicable. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon Municipal Income, Inc. with a hypothetical investment of $10,000 in the Bloomberg U.S. Municipal Bond Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in BNY Mellon Municipal Income, Inc. on 9/30/11 to a hypothetical investment of $10,000 made in the Index on that date. All figures for the fund are based on market price. All dividends and capital gain distributions are reinvested.

The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a fund, the Index is not subject to fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights within this report and elsewhere in this report.

Average Annual Total Returns as of 9/30/2021
	1 Year	5 Years	10 Years
BNY Mellon Municipal Income, Inc. - Market Price	16.90%	5.26%	5.99%
BNY Mellon Municipal Income, Inc. - Net Asset Value	7.56%	3.99%	5.73%
Bloomberg U.S. Municipal Bond Index	2.63%	3.26%	3.87%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon sale of the shares. All dividends and capital gain distributions are reinvested. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

FUND PERFORMANCE (Unaudited) (continued)

DISTRIBUTION INFORMATION

The following information regarding the fund’s distributions is current as of September 30, 2021, the fund’s fiscal year end. The fund’s returns during the period were sufficient to meet fund distributions.

The fund’s distribution policy is intended to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the fund. The fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, in order to try to maintain a level distribution amount, the fund may pay out more or less than its net investment income during the period. As a result, distributions sources may include net investment income, realized gains and return of capital. You should not draw any conclusions about the fund’s investment performance from the amount of the distribution or from the terms of the level distribution program. A return of capital is a non-taxable distribution of a portion of a fund’s capital. A return of capital distribution does not necessarily reflect a fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported below are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on the fund’s performance, those estimates may differ from both the tax information reported to you in your fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital.

Distributions
	Current Month Percentage of Distributions			Fiscal Year Ended Per Share Amounts
	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
BNY Mellon Municipal Income, Inc.	100.00%	0.00%	0.00%	$0.42	$0.42	$0.00	$0.00

SELECTED INFORMATION

September 30, 2021 (Unaudited)

Market Price per share September 30, 2021		$9.63
Shares Outstanding September 30, 2021		20,755,331
NYSE MKT Ticker Symbol		DMF
MARKET PRICE (NYSE MKT)
		Fiscal Year Ended September 30, 2021
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
High	$8.87	$9.13	$9.44	$9.97
Low	8.23	8.58	8.77	9.05
Close	8.87	8.75	9.31	9.63
PERCENTAGE GAIN (LOSS) based on change in Market Price†
October 24, 1988 (commencement of operations) through September 30, 2021				689.66%
October 1, 2011 through September 30, 2021				78.86
October 1, 2016 through September 30, 2021				29.19
October 1, 2020 through September 30, 2021				16.90
January 1, 2021 through September 30, 2021				12.36
April 1, 2021 through September 30, 2021				12.55
July 1, 2021 through September 30, 2021				4.58

NET ASSET VALUE PER SHARE
October 24, 1988 (commencement of operations)				$9.26
September 30, 2020				9.05
December 31, 2020				9.33
March 31, 2021				9.26
June 30, 2021				9.49
September 30, 2021				9.29
PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
October 24, 1988 (commencement of operations) through September 30, 2021				722.78%
October 1, 2011 through September 30, 2021				74.57
October 1, 2016 through September 30, 2021				21.61
October 1, 2020 through September 30, 2021				7.56
January 1, 2021 through September 30, 2021				3.07
April 1, 2021 through September 30, 2021				2.61
July 1, 2021 through September 30, 2021				(1.01)
† Total return includes reinvestment of dividends and any capital gains paid.

STATEMENT OF INVESTMENTS

September 30, 2021

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.0%
Alabama - 5.8%
Jefferson County, Revenue Bonds, Refunding, Ser. F	7.75	10/1/2046	4,000,000	[a]	4,112,686
Southeast Energy Authority, Revenue Bonds (Project No. 2) Ser. B	4.00	12/1/2031	1,500,000	[b]	1,818,606
The Lower Alabama Gas District, Revenue Bonds, Ser. A	5.00	9/1/2046	2,500,000		3,561,825
University of Alabama at Birmingham, Revenue Bonds, Ser. B	4.00	10/1/2036	1,500,000		1,760,651
				11,253,768
Arizona - 5.3%
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2050	1,355,000		1,522,193
Arizona Industrial Development Authority, Revenue Bonds (Phoenix Children's Hospital Obligated Group)	4.00	2/1/2050	1,000,000		1,150,711
Glendale Industrial Development Authority, Revenue Bonds, Refunding (Sun Health Services Obligated Group) Ser. A	5.00	11/15/2054	1,500,000		1,718,250
La Paz County Industrial Development Authority, Revenue Bonds (Harmony Public Schools) Ser. A	5.00	2/15/2046	1,500,000	[c]	1,659,472
La Paz County Industrial Development Authority, Revenue Bonds (Harmony Public Schools) Ser. A	5.00	2/15/2036	1,000,000	[c]	1,120,370
Salt Verde Financial Corp., Revenue Bonds	5.00	12/1/2037	2,190,000		3,016,944
				10,187,940
California - 8.0%
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2039	565,000		668,648

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.0% (continued)
California - 8.0% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0387), (Los Angeles Department of Airports, Revenue Bonds (Los Angeles International Airport)) Non-recourse, Underlying Coupon Rate (%) 5.00	18.13	5/15/2038	4,000,000	[c,d,e]	4,274,759
Tender Option Bond Trust Receipts (Series 2016-XM0390), (The Regents of the University of California, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	18.19	5/15/2036	3,740,000	[c,d,e]	4,015,082
Tender Option Bond Trust Receipts (Series 2020-XF2876), (San Francisco California City & County Airport Commission, Revenue Bonds, Refunding, Ser. E) Recourse, Underlying Coupon Rate (%) 5.00	17.81	5/1/2050	3,250,000	[c,d,e]	3,920,812
Tobacco Securitization Authority of Southern California, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization)	5.00	6/1/2048	2,000,000		2,476,694
				15,355,995
Colorado - 7.7%
Colorado Educational & Cultural Facilities Authority, Revenue Bonds, Refunding (Johnson & Wales University) Ser. B	5.00	4/1/2023	1,680,000	[f]	1,796,385
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Covenant Living Communities & Services Obligated Group) Ser. A	4.00	12/1/2050	2,000,000		2,269,468
Colorado High Performance Transportation Enterprise, Revenue Bonds	5.00	12/31/2056	1,500,000		1,692,788
Tender Option Bond Trust Receipts (Series 2016-XM0385), (Board of Governors of the Colorado State University, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	18.16	3/1/2038	2,540,000	[c,d,e]	2,588,749
Tender Option Bond Trust Receipts (Series 2016-XM0433), (Colorado Springs, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	18.14	11/15/2043	3,997,093	[c,d,e]	4,339,951

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.0% (continued)
Colorado - 7.7% (continued)
Tender Option Bond Trust Receipts (Series 2020-XM0829), (Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group, Ser. A1)) Recourse, Underlying Coupon Rate (%) 4.00	17.18	8/1/2044	1,645,000	[c,d,e]	2,225,668
				14,913,009
Connecticut - 2.9%
Connecticut, Revenue Bonds (Special Tax Obligation) Ser. A	5.00	5/1/2040	1,000,000		1,267,299
Connecticut, Revenue Bonds, Ser. A	5.00	5/1/2034	1,000,000		1,315,415
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Trinity Health Obligated Group)	5.00	12/1/2045	2,500,000		2,952,287
				5,535,001
District of Columbia - 3.8%
Tender Option Bond Trust Receipts (Series 2016-XM0437), (District of Columbia, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	18.15	12/1/2035	6,997,490	[c,d,e]	7,357,420
Florida - 7.5%
Atlantic Beach, Revenue Bonds (Fleet Landing Project) Ser. A	5.00	11/15/2048	1,500,000		1,702,862
Davie, Revenue Bonds (Nova Southeastern University Project) Ser. A	5.63	4/1/2023	1,000,000	[f]	1,080,134
Florida Higher Educational Facilities Financial Authority, Revenue Bonds (Ringling College Project)	5.00	3/1/2049	1,500,000		1,766,195
Halifax Hospital Medical Center, Revenue Bonds, Refunding	4.00	6/1/2041	1,000,000		1,079,720
Palm Beach County Health Facilities Authority, Revenue Bonds (Lifespace Communities Obligated Group) Ser. B	4.00	5/15/2053	1,000,000		1,097,477
Tampa, Revenue Bonds (H. Lee Moffitt Cancer Center & Research Institute Obligated Group) Ser. B	5.00	7/1/2050	1,500,000		1,843,887
Tender Option Bond Trust Receipts (Series 2019-XF0813), (Fort Myers Florida Utility, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 4.00	14.40	10/1/2049	1,015,000	[c,d,e]	1,152,886

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.0% (continued)
Florida - 7.5% (continued)
Tender Option Bond Trust Receipts (Series 2019-XM0782), (Palm Beach County Florida Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)) Recourse, Underlying Coupon Rate (%) 4.00	14.36	8/15/2049	2,770,000	[c,d,e]	3,138,754
Tender Option Bond Trust Receipts (Series 2020-XF2877), (Greater Orlando Aviation Authority, Revenue Bonds, Ser. A) Recourse, Underlying Coupon Rate (%) 4.00	14.29	10/1/2049	1,380,000	[c,d,e]	1,557,313
				14,419,228
Georgia - 5.0%
Gainesville & Hall County Development Authority, Revenue Bonds, Refunding (Riverside Military Academy)	5.00	3/1/2037	650,000		656,099
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Plant Vogtle Units 3&4 Project) Ser. A	5.00	1/1/2056	1,100,000		1,341,828
Tender Option Bond Trust Receipts (Series 2019-XF2847), (Municipal Electric Authority of Georgia, Revenue Bonds (Plant Vogtle Unis 3&4 Project, Ser. A)) Recourse, Underlying Coupon Rate (%) 5.00	17.97	1/1/2056	1,270,000	[c,d,e]	1,513,959
Tender Option Bond Trust Receipts (Series 2020-XM0825), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta, Ser. A)) Recourse, Underlying Coupon Rate (%) 4.00	15.65	7/1/2044	2,660,000	[c,d,e]	3,280,887
The Atlanta Development Authority, Revenue Bonds, Ser. A1	5.25	7/1/2040	1,500,000		1,721,905
The Burke County Development Authority, Revenue Bonds, Refunding (Oglethorpe Power Corp.) Ser. D	4.13	11/1/2045	1,000,000		1,124,336
				9,639,014
Illinois - 19.1%
Chicago Board of Education, Revenue Bonds	5.00	4/1/2046	1,725,000		2,005,415
Chicago II, GO, Refunding, Ser. A	6.00	1/1/2038	2,000,000		2,453,311
Chicago II, GO, Ser. A	5.00	1/1/2044	1,000,000		1,190,969

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.0% (continued)
Illinois - 19.1% (continued)
Chicago II Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2039	1,100,000		1,244,596
Chicago II Waterworks, Revenue Bonds (2nd Lien Project)	5.00	11/1/2028	1,000,000		1,123,635
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2048	2,000,000		2,409,982
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2045	1,000,000		1,228,092
Illinois, GO, Refunding, Ser. A	5.00	10/1/2029	1,000,000		1,228,389
Illinois, GO, Ser. A	5.00	5/1/2038	1,250,000		1,478,095
Illinois, GO, Ser. D	5.00	11/1/2028	1,000,000		1,209,604
Illinois Finance Authority, Revenue Bonds, Refunding (Rosalind Franklin University)	5.00	8/1/2047	1,350,000		1,552,316
Illinois Toll Highway Authority, Revenue Bonds, Ser. A	4.00	1/1/2044	1,000,000		1,151,540
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Expansion Project)	5.00	6/15/2057	2,500,000		2,930,824
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Project) (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	12/15/2036	2,500,000	[g]	1,750,630
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Project) Ser. B	5.00	12/15/2028	1,500,000		1,549,382
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	1/1/2039	1,500,000		1,744,732
Tender Option Bond Trust Receipts (Series 2016-XM0378), (Greater Chicago Metropolitan Water Reclamation District, GO) Non-recourse, Underlying Coupon Rate (%) 5.00	18.13	12/1/2032	2,500,000	[c,d,e]	2,518,683
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago)) Non-recourse, Underlying Coupon Rate (%) 5.00	18.16	10/1/2040	7,000,000	[c,d,e]	8,101,137
				36,871,332

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.0% (continued)
Indiana - .6%
Indiana Finance Authority, Revenue Bonds (Parkview Health System Obligated Group) Ser. A	5.00	11/1/2043	1,000,000		1,226,100
Iowa - .6%
Iowa Tobacco Settlement Authority, Revenue Bonds, Refunding, Ser. B1	4.00	6/1/2049	1,000,000		1,138,099
Kentucky - .6%
Kentucky Economic Development Finance Authority, Revenue Bonds, Refunding (Louisville Arena Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2045	1,000,000		1,216,915
Louisiana - 4.4%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Refunding (Westlake Chemical Project)	3.50	11/1/2032	1,000,000		1,103,467
Tender Option Bond Trust Receipts (Series 2018-XF2584), (Louisiana Public Facilities Authority, Revenue Bonds (Franciscan Missionaries of Our Lady Health System Project)) Non-recourse, Underlying Coupon Rate (%) 5.00	17.98	7/1/2047	6,320,000	[c,d,e]	7,435,192
				8,538,659
Maryland - 2.5%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds (Adventist Healthcare Obligated Group) Ser. A	5.50	1/1/2046	1,500,000		1,779,882
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (Stevenson University Project)	4.00	6/1/2046	750,000		851,663
Tender Option Bond Trust Receipts (Series 2016-XM0391), (Mayor & City Council of Baltimore, Revenue Bonds, Refunding (Water Projects)) Non-recourse, Underlying Coupon Rate (%) 5.00	18.16	7/1/2042	2,000,000	[c,d,e]	2,205,993
				4,837,538

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.0% (continued)
Massachusetts - 5.9%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Atrius Health Obligated Group) Ser. A	4.00	6/1/2049	1,500,000		1,673,249
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care Obligated Group) Ser. I	5.00	7/1/2046	1,835,000		2,141,816
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2026	950,000		1,129,643
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. K	5.25	7/1/2029	720,000		741,800
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	4.00	7/1/2044	1,500,000		1,703,011
Tender Option Bond Trust Receipts (Series 2016-XM0386), (University of Massachusetts Building Authority, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	18.14	5/1/2043	3,695,009	[c,d,e]	3,964,345
				11,353,864
Michigan - 2.3%
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. D6	5.00	7/1/2036	500,000		558,158
Pontiac School District, GO	4.00	5/1/2050	1,000,000		1,162,560
Tender Option Bond Trust Receipts (Series 2019-XF2837), (Michigan State Finance Authority, Revenue Bonds (Henry Ford Health System)) Recourse, Underlying Coupon Rate (%) 4.00	14.30	11/15/2050	2,440,000	[c,d,e]	2,767,626
				4,488,344
Minnesota - 1.4%
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Obligated Group) Ser. A	5.00	2/15/2058	1,000,000		1,182,158
St. Paul Minnesota Housing & Redevelopment Authority, Revenue Bonds, Refunding (HealthEast Care System Project)	5.00	11/15/2025	1,200,000	[f]	1,417,988
				2,600,146

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 149.0% (continued)
Mississippi - 1.1%
Warren County, Revenue Bonds (International Paper Project) Ser. A	5.38	12/1/2035	2,000,000	2,014,336
Missouri - 1.6%
Kansas City Industrial Development Authority, Revenue Bonds, Ser. A	5.00	3/1/2044	750,000	908,418
The Missouri Health & Educational Facilities Authority, Revenue Bonds (Lutheran Senior Services Projects) Ser. A	5.00	2/1/2042	2,000,000	2,218,828
				3,127,246
Multi-State - .8%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. M048	3.15	1/15/2036	1,435,000	[c] 1,590,996
Nebraska - .6%
Douglas County Hospital Authority No. 2, Revenue Bonds (Children's Hospital Obligated Group)	5.00	11/15/2036	1,000,000	1,184,885
Nevada - 1.4%
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/1/2058	1,250,000	1,369,350
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.13	6/1/2058	1,250,000	1,379,520
				2,748,870
New Hampshire - .6%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Springpoint Senior Living Obligated Group)	4.00	1/1/2051	1,000,000	1,080,631
New Jersey - 7.9%
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	1,000,000	1,164,974
New Jersey Economic Development Authority, Revenue Bonds, Ser. WW	5.25	6/15/2040	1,180,000	1,359,248
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2046	1,250,000	1,522,543
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.25	6/15/2043	2,000,000	2,488,094
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.25	6/15/2033	1,000,000	1,161,997

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.0% (continued)
New Jersey - 7.9% (continued)
New Jersey Turnpike Authority, Revenue Bonds, Ser. A	4.00	1/1/2051	1,200,000		1,390,284
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2048	1,000,000		1,175,532
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2046	3,860,000		4,573,158
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	390,000		470,799
				15,306,629
New York - 10.3%
New York City, GO, Ser. D1	4.00	3/1/2050	2,750,000		3,138,595
New York Convention Center Development Corp., Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. B	0.00	11/15/2049	5,600,000	[g]	2,610,465
New York State Thruway Authority, Revenue Bonds, Refunding, Ser. A1	4.00	3/15/2053	1,000,000		1,145,177
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.25	1/1/2050	1,500,000		1,672,674
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 223	4.00	7/15/2046	1,250,000		1,434,240
Tender Option Bond Trust Receipts (Series 2016-XM0436), (New York City Municipal Water Finance Authority, Revenue Bonds, Refunding) Recourse, Underlying Coupon Rate (%) 5.00	18.15	6/15/2044	7,400,000	[c,d,e]	7,468,297
Tender Option Bond Trust Receipts (Series 2020-XM0826), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) (Insured; Assured Guaranty Municipal Corp., Ser. C)) Non-recourse, Underlying Coupon Rate (%) 4.00	14.25	11/15/2046	2,070,000	[c,d,e]	2,381,344
				19,850,792
Ohio - 1.2%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. A2	4.00	6/1/2048	1,000,000		1,112,810

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 149.0% (continued)
Ohio - 1.2% (continued)
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.00	2/15/2052	1,000,000	1,159,970
				2,272,780
Pennsylvania - 8.1%
Allentown School District, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	2/1/2032	1,255,000	1,597,463
Clairton Municipal Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2042	1,000,000	1,037,338
Montgomery County Industrial Development Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2036	1,000,000	1,177,593
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding	4.00	7/1/2046	1,000,000	1,114,408
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Sciences)	5.00	11/1/2033	2,000,000	2,262,975
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 114A	3.35	10/1/2026	1,250,000	1,250,000
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	4.00	12/1/2050	1,000,000	1,153,611
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A1	5.00	12/1/2046	1,000,000	1,168,300
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	4.00	12/1/2051	2,000,000	2,299,983
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.25	12/1/2048	1,000,000	1,244,356
Philadelphia Water & Wastewater, Revenue Bonds, Ser. A	5.00	11/1/2050	1,000,000	1,248,442
				15,554,469
Rhode Island - .3%
Providence Public Building Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/15/2037	500,000	615,964
South Carolina - 6.0%
South Carolina Jobs-Economic Development Authority, Revenue Bonds (Bishop Gadsden Episcopal Retirement Community Obligated Group)	5.00	4/1/2054	1,000,000	1,134,210

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.0% (continued)
South Carolina - 6.0% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0384), (South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper)) Non-recourse, Underlying Coupon Rate (%) 5.13	14.03	12/1/2043	4,800,000	[c,d,e]	5,229,469
Tobacco Settlement Revenue Management Authority, Revenue Bonds, Ser. B	6.38	5/15/2030	3,750,000		5,181,968
				11,545,647
Tennessee - 1.1%
Tender Option Bond Trust Receipts (Series 2016-XM0388), (Metropolitan Government of Nashville & Davidson County, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	17.95	7/1/2040	2,000,000	[c,d,e]	2,152,878
Texas - 12.0%
Clifton Higher Education Finance Corp., Revenue Bonds (Uplift Education) Ser. A	4.25	12/1/2034	1,000,000		1,066,576
Harris County-Houston Sports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	11/15/2052	4,000,000	[g]	1,032,640
Houston Airport System, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2047	1,000,000		1,132,144
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Webminister Project)	4.00	11/1/2049	1,600,000		1,801,015
North Texas Education Finance Corp., Revenue Bonds (Uplift Education) Ser. A	5.13	6/1/2022	2,000,000	[f]	2,064,494
San Antonio Education Facilities Corp., Revenue Bonds, Refunding (University of The Incarnate Word)	4.00	4/1/2051	1,750,000		1,960,378
Tender Option Bond Trust Receipts (Series 2016-XM0377), (San Antonio, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	18.16	2/1/2043	6,300,000	[c,d,e]	6,683,390
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation Group)	5.00	12/31/2055	1,000,000		1,110,507

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 149.0% (continued)
Texas - 12.0% (continued)
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation Group)	5.00	12/31/2050	1,200,000	1,335,658
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Segment 3C Project)	5.00	6/30/2058	2,500,000	2,993,568
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2039	1,600,000	1,862,050
				23,042,420
U.S. Related - 1.2%
Puerto Rico, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2035	1,250,000	1,262,272
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. CC	5.25	7/1/2034	1,000,000	1,085,684
				2,347,956
Utah - 1.5%
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2031	860,000	1,047,195
Utah Infrastructure Agency, Revenue Bonds, Refunding, Ser. A	5.00	10/15/2037	1,500,000	1,759,238
				2,806,433
Virginia - 1.2%
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2052	2,000,000	2,368,975
Washington - 8.7%
Port of Seattle, Revenue Bonds	4.00	4/1/2044	1,000,000	1,121,745

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 149.0% (continued)
Washington - 8.7% (continued)
Tender Option Bond Trust Receipts (Series 2018-XM0680), (Washington Convention Center Public Facilities District, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	9.12	7/1/2058	13,000,000	[c,d,e] 15,605,430
				16,727,175
Total Investments (cost $262,175,954)			149.0%	287,271,454
Liabilities, Less Cash and Receivables			(33.3%)	(64,256,735)
Preferred Stock, at redemption value			(15.7%)	(30,225,000)
Net Assets Applicable to Common Shareholders			100.0%	192,789,719

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

b These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, these securities were valued at $110,250,862 or 57.19% of net assets.

d The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

e Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

f These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

g Security issued with a zero coupon. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
General	29.3
Education	21.0
Medical	19.4
Transportation	15.3
Water	11.0
Airport	8.6
Tobacco Settlement	8.1
Nursing Homes	7.9
General Obligation	7.5
Utilities	6.3
Power	4.8
Prerefunded	3.3
Development	3.2
School District	1.4
Multifamily Housing	.8
Single Family Housing	.7
Student Loan	.4
149.0

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-Bill	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	262,175,954	287,271,454
Cash		788,311
Interest receivable		3,500,571
Prepaid expenses		8,826
		291,569,162
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		133,421
Payable for floating rate notes issued—Note 3		67,429,592
Dividends payable to Common Shareholders		708,463
Interest and expense payable related to floating rate notes issued—Note 3		154,203
Commissions payable—Note 1		30,622
Dividends payable to Preferred Shareholders		324
Other accrued expenses		97,818
		68,554,443
Auction Preferred Stock, Series A and B, par value $.001 per share (1,209 shares issued and outstanding at $25,000 per share liquidation preference)—Note 1		30,225,000
Net Assets Applicable to Common Shareholders ($)		192,789,719
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (20,755,331 shares issued and outstanding)		20,755
Paid-in capital		178,996,841
Total distributable earnings (loss)		13,772,123
Net Assets Applicable to Common Shareholders ($)		192,789,719

Shares Outstanding
(110 million shares authorized)	20,755,331
Net Asset Value Per Share of Common Stock ($)	9.29

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended September 30, 2021

Investment Income ($):
Interest Income	10,901,190
Expenses:
Management fee—Note 2(a)	1,569,538
Interest and expense related to floating rate notes issued—Note 3	491,428
Professional fees	122,153
Directors’ fees and expenses—Note 2(c)	82,602
Commission fees—Note 1	40,019
Shareholders’ reports	31,476
Shareholder servicing costs	22,565
Registration fees	20,000
Chief Compliance Officer fees—Note 2(b)	8,442
Custodian fees—Note 2(b)	4,417
Miscellaneous	33,210
Total Expenses	2,425,850
Less—reduction in fees due to earnings credits—Note 2(b)	(1,322)
Net Expenses	2,424,528
Investment Income—Net	8,476,662
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	513,504
Net change in unrealized appreciation (depreciation) on investments	4,805,711
Net Realized and Unrealized Gain (Loss) on Investments	5,319,215
Dividends to Preferred Shareholders	(36,373)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	13,759,504

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended September 30, 2021

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(26,192,082)
Proceeds from sales of portfolio securities	29,887,004
Dividends paid to Preferred Shareholders	(36,674)
Interest receivable	11,074,895
Interest and expense related to floating rate notes issued	(531,682)
Paid to BNY Mellon Investment Adviser, Inc. and affiliates	(1,578,007)
Operating expenses paid	(385,011)
Net Cash Provided (or Used) in Operating Activities		12,238,443
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(7,964,036)
Decrease in payable for floating rate notes issued	(3,750,000)
Net Cash Provided (or Used) in Financing Activities		(11,714,036)
Net Increase (Decrease) in Cash		524,407
Cash at beginning of period		263,904
Cash at End of Period		788,311
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided (or Used) in Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		13,759,504
Adjustments to Reconcile Net Increase in Net Assets
Applicable to Common Shareholder Resulting from
Operations to Net Cash Provided (or Used) in Operating Activities ($):
Decrease in investments in securities at cost		3,181,418
Decrease in interest receivable		173,705
Decrease in prepaid expenses		50
Increase in Due to BNY Mellon Investment Adviser, Inc. and affiliates		4,390
Decrease in interest and expense payable related to floating rate notes issued		(40,254)
Decrease in dividends payable to Preferred Shareholders		(301)
Decrease in Directors' fees and expenses payable		(1,250)
Decrease in commissions payable and other accrued expenses		(33,108)
Net change in unrealized (appreciation) depreciation on investments		(4,805,711)
Net Cash Provided (or Used) in Operating Activities		12,238,443
Supplemental Disclosure Cash Flow Information ($):
Non-cash financing activities:
Reinvestment of dividends		42,929

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2021	2020
Operations ($):
Investment income—net	8,476,662	9,008,677
Net realized gain (loss) on investments	513,504	(4,542,734)
Net change in unrealized appreciation (depreciation) on investments	4,805,711	(1,739,037)
Dividends to Preferred Shareholders	(36,373)	(464,846)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	13,759,504	2,262,060
Distributions ($):
Distributions to Common Shareholders	(8,715,428)	(8,714,691)
Capital Stock Transactions ($):
Distributions reinvested	42,929	40,892
Increase (Decrease) in Net Assets from Capital Stock Transactions	42,929	40,892
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	5,087,005	(6,411,739)
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	187,702,714	194,114,453
End of Period	192,789,719	187,702,714
Capital Share Transactions (Common Shares):
Shares issued for distributions reinvested	4,533	4,517
Net Increase (Decrease) in Shares Outstanding	4,533	4,517

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. These figures have been derived from the fund’s financial statements and, with respect to common stock, market price data for the fund’s common shares.

	Year Ended September 30,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	9.05	9.36	8.90	9.35	9.84
Investment Operations:
Investment income-net[a]	.41	.43	.46	.50	.52
Net realized and unrealized gain (loss) on investments	.25	(.30)	.46	(.52)	(.49)
Dividends to Preferred Shareholders from investment income—net	(.00)[b]	(.02)	(.04)	(.04)	(.03)
Total from Investment Operations	.66	.11	.88	(.06)	-
Dividends from investment income-net	(.42)	(.42)	(.42)	(.44)	(.49)
Net asset value resulting from Auction Preferred Stock tendered as a discount	-	-	-	.05	-
Net asset value, end of period	9.29	9.05	9.36	8.90	9.35
Market value, end of period	9.63	8.63	9.35	7.83	9.13
Market Price Total Return (%)	16.90	(3.13)	25.58	(9.55)	.44

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
	2021	2020	2019	2018	2017
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets applicable to Common Stock[c]	1.25	1.68	1.89	1.75	1.48
Ratio of net expenses to average net assets applicable to Common Stock[c]	1.25	1.67	1.89	1.75	1.48
Ratio of interest and expense related to floating rate notes issued to average net assets applicable to Common Stock[c]	.25	.67	.90	.60	.37
Ratio of net investment income to average net assets applicable to Common Stock[c]	4.37	4.78	5.04	5.46	5.57
Ratio of total expenses to total average net assets	1.08	1.44	1.63	1.45	1.18
Ratio of net expense to total average net assets	1.08	1.44	1.63	1.45	1.18
Ratio of interest and expense related to floating rate notes issued to total average net assets	.22	.58	.78	.50	.29
Ratio of net investment income to total average net assets	3.78	4.12	4.34	4.52	4.43
Portfolio Turnover Rate	11.33	26.85	31.62	17.70	12.49
Asset Coverage of Preferred Stock, end of period	738	721	742	711	488
Net Assets applicable to Common Shareholders, end of period ($ x 1,000)	192,790	187,703	194,114	184,587	194,063
Preferred Stock Outstanding, end of period ($ x 1,000)	30,225	30,225	30,225	30,225	50,000
Floating Rate Notes Outstanding, end of period ($ x 1,000)	67,430	71,180	85,492	74,682	51,742

a Based on average common shares outstanding.

b Amount represents less than $.01 per share.

c Does not reflect the effect of dividends to Preferred Shareholders.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Municipal Income, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective September 1, 2021 (the “Effective Date”), the Adviser has engaged its affiliate, Insight North America LLC (the “Sub-Adviser”) as the fund’s sub-investment adviser pursuant to a sub-investment advisory agreement between the Adviser and Sub-Adviser (the “Sub-Advisory Agreement”). As the fund’s sub-investment adviser, the Sub-Adviser provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. The Adviser (and not the fund) pays the Sub-Adviser for its sub-advisory services. As of the Effective Date, portfolio managers responsible for managing the fund’s investments who were employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, have become employees of the Sub-Adviser, and are no longer employees of Mellon. The fund’s Common Stock trades on the NYSE American under the ticker symbol DMF.

The fund has outstanding 616 Series A shares and 593 Series B shares, Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as the Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of APS at liquidation value. Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of APS, voting as a separate class, have the right to elect at least two directors. The holders of APS will vote as a separate class on

NOTES TO FINANCIAL STATEMENTS (continued)

certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Nathan Leventhal and Benaree Pratt Wiley as directors to be elected by the holders of APS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities, excluding short-term investment (other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Municipal Securities	-	287,271,454	-	287,271,454
Liabilities ($)
Other Financial Instruments:
Floating Rate Notes††	-	(67,429,592)	-	(67,429,592)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to Common Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On September 29, 2021, the Board declared a cash dividend of $.035 per share from investment income-net, payable on October 29, 2021 to Common Shareholders of record as of the close of business on October 15, 2021. The ex-dividend date was October 14, 2021.

(e) Dividends and distributions to shareholders of APS: Dividends, which are cumulative, are generally reset every seven days for each series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of September 30, 2021, for each series of APS were as follows: Series A–.088% and Series B–.077%. These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received. The average

NOTES TO FINANCIAL STATEMENTS (continued)

dividend rates for the period ended September 30, 2021 for each series of APS were as follows: Series A–.120% and Series B–.120%.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $751,652, accumulated capital losses $11,464,567 and unrealized appreciation $25,193,825.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2021. The fund has $5,888,311 of short-term capital losses and $5,576,256 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2021 and September 30, 2020 were as follows: tax-exempt income $8,751,801 and $9,177,734, and ordinary income $0 and $1,803, respectively.

(g) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .70% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding) and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund (excluding taxes, interest on borrowings, brokerage fees and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Adviser, or the Adviser will bear, the amount of such excess to the extent required by state law. During the period ended September 30, 2021, there was no expense reimbursement pursuant to the Agreement.

As of the Effective Date, pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .336% of the value of the fund’s average weekly net assets, (including net assets representing APS outstanding).

(b) The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended September 30, 2021, the fund was charged $4,417 pursuant to the custody agreement. These fees were partially offset by earnings credits of $1,322.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

During the period ended September 30, 2021, the fund was charged $8,442 for services performed by the Chief Compliance Officer and his staff.

NOTES TO FINANCIAL STATEMENTS (continued)

These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $129,734, custodian fees of $1,564 and Chief Compliance Officer fees of $2,123.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2021, amounted to $26,119,970 and $25,025,862, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended September 30, 2021 was approximately $69,005,619, with a related weighted average annualized interest rate of .71%.

At September 30, 2021, the cost of investments for federal income tax purposes was $194,648,037; accordingly, accumulated net unrealized appreciation on investments was $25,193,825, consisting of $25,818,910 gross unrealized appreciation and $625,085 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Municipal Income, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Municipal Income, Inc. (the “Fund”), including the statement of investments, as of September 30, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
November 22, 2021

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

Under the fund’s Dividend Reinvestment Plan (the “Plan”), a Common Shareholder who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Computershare Trust Company, N.A., as Plan administrator (the “Administrator”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Administrator, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his or her name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York Mellon, c/o Computershare Inc., P.O. Box 30170, College Station, TX 77842-3170, should include the shareholder’s name and address as they appear on the Administrator’s records and will be effective only if received more than ten business days prior to the record date for any distribution.

The Administrator maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Administrator in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

The fund pays the Administrator’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Administrator’s open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Administrator on at least 90 days’ written notice to Plan participants.

ADDITIONAL INFORMATION (Unaudited) (continued)

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out more or less than the entire amount of net investment income earned in any particular month and may at times in any month pay out any accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.

Investment Objective and Principal Investment Strategies

Investment Objective. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The fund’s investment objective may not be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the fund’s outstanding voting securities. No assurance can be given that the fund will achieve its investment objective.

Fundamental Investment Policy. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations. As with the fund’s investment objective, this investment policy may not be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the fund’s outstanding voting securities.

Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, that provide income exempt from federal income tax. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. The fund may purchase floating and variable rate obligations, municipal derivatives, such as custodial receipt programs created by financial intermediaries, tender option bonds, and participations in municipal obligations.

Non-Fundamental Investment Policies. Under normal market conditions, the fund ordinarily invests all of its net assets in municipal obligations considered at the time of purchase to be investment grade by Moody’s, S&P or Fitch or the unrated equivalent as determined by the Adviser in the case of bonds, and in the two highest rating categories of Moody’s, S&P or Fitch or the unrated equivalent as determined by the Adviser in the case of short term obligations having or deemed to have maturities of less than one year. When the fund invests in unrated municipal obligations, it may be more dependent on the research capabilities of the Adviser than when it invests in rated municipal obligations. The foregoing credit quality policies apply only at the time a security is purchased and the fund is not required to dispose of a security in the event Moody’s, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issue. Investment grade bonds are those rated in the four highest rating categories of Moody’s, S&P or Fitch. The fund also may invest in Taxable Investments to the extent and of the quality described below.

The fund emphasizes investments in municipal obligations with long term maturities, but the degree of such emphasis depends upon market conditions existing at the time of investment. Under normal market conditions, long term municipal obligations generally provide a higher yield than short-term municipal obligations. The fund, however, may invest in short-term municipal obligations when their yields are greater than yields available on long term municipal obligations, for temporary defensive purposes and after the closing of this offering as the fund selects longer term municipal obligations to purchase for its portfolio.

From time to time, the fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on certain municipal obligations (including certain industrial development bonds) which are specific private activity bonds, while exempt from federal income tax, is a preference item for the purpose of the federal alternative minimum tax (“AMT”). Where the fund receives such interest, a proportionate share of any exempt-interest dividend paid by the fund will be treated as a preference item to the shareholder. The fund may invest without limitation in such municipal obligations if the Adviser determines that their purchase is consistent with the fund’s investment objective.

Taxable Investments and Other Investment Techniques. The fund may employ, among others, the investment techniques described below. Use of certain techniques may give rise to taxable income.

Temporary Investments. From time to time, (a) on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the fund’s net assets) or (b) for temporary defensive purposes without limitation, the fund may invest in taxable short term investments (“Taxable Investments”) consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody’s, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated at least P-2 by Moody’s or at least A-2 by S&P or Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; bankers’ acceptances; time deposits; and repurchase agreements in respect of any of the foregoing. Dividends paid by the fund that are attributable to interest earned from Taxable Investments will be taxable to investors. Under normal market conditions, the fund anticipates that not more than 5% of its total assets will be invested in any of the foregoing categories of Taxable Investments.

When-Issued Securities. New issues of municipal obligations usually are offered on a when-issued basis, which means that delivery and payment for such municipal obligations

ADDITIONAL INFORMATION (Unaudited) (continued)

normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the municipal obligations are fixed at the time the buyer enters into the commitment. The fund will make commitments to purchase such municipal obligations only with the intention of actually acquiring the securities, but the fund may sell these securities before the settlement date if it is deemed advisable, although any gain realized on such sale would be taxable. The fund will not accrue income with respect to a when-issued security before its stated delivery date. No additional when-issued commitments will be made if more than 20% of the fund’s net assets would be so committed.

Stand-By Commitments. The fund may acquire “stand-by commitments” with respect to municipal obligations held in its portfolio. Under a stand-by commitment the fund obligates a broker, dealer or bank to repurchase at the fund’s option specified securities at a specified price. In this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The fund anticipates that stand-by commitments will be available from brokers, dealers and banks without the payment of any direct or indirect consideration. The fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal obligation and similarly decreasing such security’s yield to investors.

Derivatives. The fund may invest in, or enter into, certain types of derivatives, such as futures and options, for a variety of reasons, including to increase current income, reduce fluctuations in net asset value and protect against a decline in the value of municipal obligations held by the fund or an increase in the price of municipal obligations the fund proposes to purchase in the future. Distributions by the fund of any gains realized on the Fund’s futures and options transactions will be taxable.

Inverse Floating Rate Securities. The fund may invest in residual interest municipal obligations whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index (“inverse floaters”). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the fund when short term interest rates rise, and increase the interest paid to the fund when short term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating-rate to a fixed- rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

Investment Companies. The fund may invest in securities of other investment companies to the extent permitted under the Act.

Use of Leverage. The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. These objectives cannot be achieved in all interest rate environments. To leverage, the fund has issued APS and floating rate certificate securities, which pay dividends or interest at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order for either of these forms of leverage to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on APS dividends or floating rate certificate securities, then the risk of leveraging will begin to outweigh the benefits.

Principal Risk Factors

An investment in the fund involves special risk considerations, which are described below. The fund is a diversified, closed-end management investment company designed as a long-term investment and not as a vehicle for short-term trading purposes. An investment in the fund’s Common Stock may be speculative and it involves a high degree of risk. The fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the fund will achieve its investment objective. Different risks may be more significant at different times depending on market conditions. Your Common Stock at any point in time may be worth less than your original investment, even after taking into account the reinvestment of fund dividends and distributions.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than that for corporate equities or bonds. Special factors, such as legislative changes and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. The yields on and market prices of municipal bonds are dependent on a variety of factors.

Changes in economic, business or political conditions relating to a particular municipality or state in which the fund invests may have an effect on the fund’s net asset value. The secondary market for certain municipal bonds, particularly below investment grade municipal bonds, tends to be less well-developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell its portfolio securities at attractive prices. The ability of issuers of municipal bonds to make timely payments of interest and repayments of principal may be diminished during general

ADDITIONAL INFORMATION (Unaudited) (continued)

economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the fund could experience delays in collecting principal and interest and the fund may not be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the fund may take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the fund’s operating expenses. Any income derived from the fund’s ownership or operation of such assets may not be tax-exempt.

Call Risk. Some municipal obligations give the issuer the option to “call,” or prepay, the securities before their maturity date. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will call their bonds. If a call were exercised by the issuer of a bond held by the fund during a period of declining interest rates, the fund is likely to replace such called bond with a lower yielding bond. If that were to happen, it could decrease the fund’s distributions and possibly could affect the market price of the Common Stock. Similar risks exist when the fund invests the proceeds from matured, traded or prepaid bonds at market interest rates that are below the fund’s current earnings rate. A decline in income could affect the market price or overall return of the Common Stock. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

Credit Risk. Credit risk is the risk that one or more municipal obligations in the fund’s portfolio will decline in price, or the issuer or obligor thereof will fail to pay interest or repay principal when due, because the issuer or obligor experiences a decline or there is a perception of a decline in its financial status. Below investment grade municipal bonds involve greater credit risk than investment grade municipal bonds. In addition, sizable investments by the fund in revenue obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties.

Interest Rate Risk. Prices of municipal obligations and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund’s investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund’s investments in new securities may be at lower yields and may reduce the fund’s income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Interest rates in the United States currently are at or near historic lows due to market forces and actions of the Board of Governors of the Federal Reserve System in the U.S., primarily in response to the novel coronavirus (COVID-19) pandemic and resultant market disruptions. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance.

The fund’s use of leverage may increase its interest rate risk. The fund may use certain strategies to seek to reduce the interest rate sensitivity of the fund’s portfolio and decrease its exposure to interest rate risk. However, there is no assurance that the fund will do so or that such strategies will be successful.

Tax Risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. Although the fund will invest in municipal obligations that pay income that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by the Adviser to be reliable), from regular federal income tax, if any such municipal obligation fails to meet these regulatory requirements, the income received by the fund from its investment in such obligations and distributed by the fund to Common Shareholders will be taxable. Changes or proposed changes in federal tax laws may cause the prices of municipal obligations to fall. In addition, the federal income tax treatment of payments in respect of certain derivatives contracts is unclear. Common Shareholders may receive distributions that are attributable to derivatives contracts that are treated as ordinary income for federal income tax purposes.

Liquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund’s net asset value per share of Common Stock may fall dramatically, even during periods of declining interest rates. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. The secondary market for certain municipal obligations tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal obligations at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).

When-Issued, Delayed Delivery and Forward Commitment Transactions Risk. When purchasing a security on a forward commitment basis, the fund assumes the rights and risks of

ADDITIONAL INFORMATION (Unaudited) (continued)

ownership of the security, including the risk of price and yield fluctuations. Because the fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the fund’s other investments. Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the fund to risks because they may experience such fluctuations prior to their actual delivery.

Derivatives Transactions Risk. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund’s performance. If the fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the fund’s return or result in a loss. The fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the fund’s other investments, or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Although the fund intends to purchase or sell futures contracts or options only if there is an active market for such contracts or options, no assurance can be given that a liquid market will exist for any particular contract or option at any particular time. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Additionally, some derivatives the fund may use may involve economic leverage, which may increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives, such as futures contracts and certain options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives, including some options and most swap agreements, and, therefore, there is a risk the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. In addition, mandatory margin requirements have been imposed on over-the-counter derivative instruments, which will add to the costs of such transactions.

Options and futures contracts prices can diverge from the prices of their underlying instruments. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. If price changes in the fund’s options or futures positions used for hedging purposes are poorly correlated with the investments the fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Engaging in futures transactions involves risk of loss to the fund which could adversely affect the fund’s net asset value. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions. In particular, prior to the recent global financial crisis, the swaps market was largely an unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent the fund’s ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the fund. In particular, the Dodd-Frank Act resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the Commodities Futures Trading Commission (“CFTC”) and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on over-the-counter derivatives, including swaps. Many provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and all regulatory or legislative activity may not necessarily have a direct, immediate effect upon the fund. However, compliance with these rules could potentially limit or completely restrict the ability of the fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the

ADDITIONAL INFORMATION (Unaudited) (continued)

counterparties with which the fund engages in derivative transactions also could prevent the fund from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Currently, the fund may segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to “cover” the fund’s obligations relating to its transactions in derivatives. Where permitted, by setting aside assets equal to only its net obligations under cash-settled derivatives, the fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. These coverage practices also might impair the fund’s ability to sell a portfolio security, meet current obligations or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

The SEC recently adopted Rule 18f-4 under the Act, which will regulate the use of derivatives by the fund and is effective in August 2022. Under the new rule, the fund may be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. Compliance with the new rule by the fund could, among other things, make derivatives more costly, limit their availability or utility or otherwise adversely affect their performance. The new rule may limit the fund’s ability to use derivatives as part of its investment strategy.

Leverage Risk. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There is no assurance that leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders, including: the likelihood of greater volatility of net asset value, market price and dividend rate of Common Stock than a comparable portfolio without leverage; the risk that fluctuations in the interest or dividend rates that the fund must pay on any leverage will reduce the return to Common Shareholders; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of Common Stock than if the fund were not leveraged, which may result in a greater decline in the market price of Common Stock.

Investment and Market Risk. An investment in the fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Stock represents an indirect investment in the credit instruments and other investments and assets owned by the fund. The value of the fund’s portfolio investments may move up or down, sometimes rapidly and unpredictably. The value of the instruments in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund has significant investments in certain regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those regions, companies, industries or sectors.

Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds frequently trade at a market price that is below their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the fund’s net asset value may decrease.

Whether Common Shareholders will realize a gain or loss upon the sale of Common Stock will depend upon whether the market value of Common Stock at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs, for Common Stock and is not directly dependent upon the fund’s net asset value. Because the market value of Common Stock will be determined by factors such as the relative demand for and supply of Common Stock in the market, general market conditions and other factors beyond the control of the fund, the fund cannot predict whether its Common Stock will trade at, below or above net asset value, or below or above the initial offering price for such Common Stock.

Management Risk. The fund is subject to management risk because the Adviser actively manages the fund. The Adviser and the fund’s portfolio managers will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results.

Cybersecurity Risk. The fund and its service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber

ADDITIONAL INFORMATION (Unaudited) (continued)

attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser or other service providers, as well as financial intermediaries, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the fund’s ability to calculate its net asset value; impediments to trading for the fund’s portfolio; the inability of Common Shareholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Recent Changes

The following information in this annual report is a summary of certain changes since September 30, 2020. This information may not reflect all of the changes that have occurred since you purchased the fund.

The fund has updated certain of its principal risk factors to reflect the risks associated with the COVID-19 pandemic, cybersecurity and new Rule 18f-4 under the Act.

During the period ended September 30, 2021, except as noted above, there were: (i) no material changes in the fund’s investment objectives or policies that have not been approved by shareholders, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund that have not been approved by shareholders, (iii) no material changes to the principal risk factors associated with investment in the fund, and (iv) no change in the persons primarily responsible for the day-to-day management of the fund’s portfolio.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended September 30, 2021 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2021 calendar year on Form 1099-DIV, which will be mailed in early 2022.

PROXY RESULTS (Unaudited)

Common Shareholders and holders of APS voted together as a single class on the following proposal presented at the annual shareholders’ meeting held on June 16, 2021.

	Shares
	For	Authority Withheld
To elect three Class I Directors:†
Francine J. Bovich	15,761,855	593,393
Gordon J. Davis	15,738,264	616,984
Roslyn M. Watson	15,735,591	619,657

†  The terms of these Class I Directors expire in 2024.

INFORMATION ABOUT THE APPROVAL AND RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT AND THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on May 18, 2021 (the “Meeting”), the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) fixed-income capabilities with Insight North America LLC (“INA”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon in a dual employment arrangement with the Adviser, will become employees of INA as of the Effective Date. Consequently, the Adviser proposed to engage INA to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and INA (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the fund’s current management agreement (the “Current Management Agreement”) to more clearly reflect the Adviser’s ability to employ one or more sub-investment advisers to manage the fund on a day-to-day basis and the Adviser’s responsibility to oversee and supervise any such sub-investment adviser, and to reflect the engagement of INA as sub-investment adviser to the fund (as proposed to be amended, the “Amended Management Agreement”), to be effective on the Effective Date.

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which INA would serve as sub-investment adviser to the fund, and the Amended Management Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Management Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement and the Amended Management Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the fund’s portfolio after the Effective Date as employees of INA; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the Adviser (and not the fund) will pay INA for its sub-investment advisory services. The Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered at a Board meeting on July 20-21, 2020 (the “15(c) Meeting”), at which the Board re-approved the Current Management Agreement for the ensuing year, other than the information about the Firm Realignment and INA.

At the Meeting, the Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Directors”), considered and approved the New Sub-Advisory Agreement and the Amended Management Agreement. In determining

INFORMATION ABOUT THE APPROVAL AND RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT AND THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

whether to approve the New Sub-Advisory Agreement and the Amended Management Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Management Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding INA; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Management Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and the 15(c) Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by INA to the fund under the New Sub-Advisory Agreement, the Board considered: (i) INA’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by INA after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by INA under the New Sub-Advisory Agreement, as well as INA’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Management Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge Financial Solutions, Inc., an independent provider of investment company data (“Broadridge”)). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by INA under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Management Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to INA in relation to the fee paid to the Adviser by the fund and the respective services provided by INA and the Adviser. The Board recognized that, because INA’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Current Management Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including INA, at the 15(c) Meeting. The Board concluded that the proposed fee payable to INA by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Management Agreement and INA under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to INA would be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Management Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to INA as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, a majority of whom are Independent Directors, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Management Agreement for the fund effective as of the Effective Date.

********************************

At a meeting of the fund’s Board of Directors held on August 3-4, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are Independent Directors,

INFORMATION ABOUT THE APPROVAL AND RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT AND THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. Representatives of the Adviser noted that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the fund’s performance with the performance of a group of general and insured municipal debt leveraged closed-end funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all general and insured municipal debt leveraged closed-end funds (the “Performance Universe”), all for various periods ended June 30, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all general and insured municipal debt leveraged closed-end funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was below the Performance Group and Performance Universe medians for all periods, except for the one-year period when it was above the Performance Group and Performance Universe medians, and, on a market price basis, the fund’s total return performance was below the Performance

Group and Performance Universe medians for all periods, except for the one- and two-year periods when it was at and above, respectively, the Performance Group median. The Board also considered that, on a net asset value basis, the fund’s yield performance was at or above the Performance Group and Performance Universe medians for six of the ten one-year periods ended June 30th and, on a market price basis, was above the Performance Group and Performance Universe medians for eight of the ten one-year periods ended June 30th. The Board considered the relative proximity of the fund’s total return performance, on a market price basis, and yield performance, on both a net asset value and market value basis, to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns (on a net asset value basis) to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that, based on common assets alone, the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and Expense Universe median total expenses. The Board also considered that, based on both common and leveraged assets together, the fund’s actual management fee was lower than the Expense Group median and Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate

INFORMATION ABOUT THE APPROVAL AND RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT AND THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fee under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not significant economies of scale at this time to be realized by the Adviser in managing the fund’s assets. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s improved performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (77)

Chairman of the Board (1995)

Current term expires in 2023

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Francine J. Bovich (70)

Board Member (2015)

Current term expires in 2024

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

J. Charles Cardona (65)

Board Member (2014)

Current term expires in 2022

Principal Occupation During Past 5 Years:

• President and Director of the Adviser (2008-2016)

• Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of the Adviser (2009-2016)

• Chairman of the Distributor (2013–2016)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Trustee (2020-Present)

• BNY Mellon Liquidity Funds, Director (2004-Present) and Chairman (2019-2021)

No. of Portfolios for which Board Member Serves: 32

———————

Andrew J. Donohue (71)

Board Member (2019)

Current term expires in 2023

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

Isabel P. Dunst (74)

Board Member (2014)

Current term expires in 2023

Principal Occupation During Past 5 Years:

• Hogan Lovells LLP, a law firm, Retired (2019-Present); Senior Counsel (2018-2019); Of Counsel (2015-2018); Partner (1990-2014)

• Hebrew Union College Jewish Institute of Religion, Member of the Board of Governors (2015-Present)

• Bend the ARC, a civil rights organization, Board Member(2016-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Nathan Leventhal (78)

Board Member (2009)

Current term expires in 2022

Principal Occupation During Past 5 Years:

• Lincoln Center for the Performing Arts, President Emeritus (2001-Present)

• Palm Beach Opera, President (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 33

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (58)

Board Member (2014)

Current term expires in 2022

Principal Occupation During Past 5 Years:

• Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois, Co-Chair (2014-2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021  Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Roslyn M. Watson (71)

Board Member (2014)

Current term expires in 2024

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company. Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (75)

Board Member (2009)

Current term expires in 2023

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 62

———————

Tamara Belinfanti (46)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• New York Law School, Lester Martin Professor of Law (2009-Present)

No. of Portfolios for which Advisory Board Member Serves: 23

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286.

Clifford L. Alexander, Jr., Emeritus Board Member
Gordon J. Davis, Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 106 portfolios) managed by Adviser or an affiliate of Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by Adviser or an affiliate of Adviser. He is 63 years old and has been an employee of Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 128 portfolios) managed by Adviser or an affiliate of Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of Adviser, and an officer of 57 investment companies (comprised of 128 portfolios) managed by Adviser or an affiliate of Adviser. He is 55 years old and has been an employee of Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by Adviser or an affiliate of Adviser. She is 31 years old and has been an employee of Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Managing Counsel of BNY Mellon since September 2021, Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by Adviser or an affiliate of Adviser. She is 46 years old and has been an employee of Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 128 portfolios) managed by Adviser or an affiliate of Adviser. He is 56 years old and has been an employee of Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by Adviser or an affiliate of Adviser. She is 36 years old and has been an employee of Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer (since August 2021) and Vice President and Assistant Secretary (since February 2020) of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer (since August 2021) and Vice President (since February 2020) of BNY Mellon ETF Trust; Managing Counsel (December 2019 to August 2021) and Counsel (May 2016 to December 2019) of BNY Mellon; Assistant Secretary of Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by Adviser or an affiliate of Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by Adviser or an affiliate of Adviser. He is 53 years old and has been an employee of Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by Adviser or an affiliate of Adviser. He is 54 years old and has been an employee of Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by Adviser or an affiliate of Adviser. He is 54 years old and has been an employee of Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 119 portfolios) managed by Adviser. He is 64 years old.

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OFFICERS AND DIRECTORS
BNY Mellon Municipal Income, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Francine J. Bovich	Robert Salviolo
J. Charles Cardona	Robert Svagna
Andrew J. Donohue	Chief Compliance Officer
Isabel P. Dunst	Joseph W. Connolly
Nathan Leventhal†	Portfolio Managers
Robin A. Melvin	Daniel A. Rabasco
Roslyn M. Watson	Jeffrey B. Burger
Benaree Pratt Wiley†
Tamara Belinfanti††
† Elected by APS Holders	Adviser
†† Advisory Board Member	BNY Mellon Investment Adviser, Inc.
Officers	Custodian
President	The Bank of New York Mellon
David DiPetrillo	Counsel
Chief Legal Officer	Proskauer Rose LLP
Peter M. Sullivan	Transfer Agent,
Vice President and Secretary	Dividend Disbursing Agent
James Bitetto	and Registrar
Vice Presidents and Assistant Secretaries	Computershare Inc.
Deirdre Cunnane	(Common Stock)
Sarah S. Kelleher	Deutsche Bank Trust Company America
Jeff Prusnofsky	(Auction Preferred Stock)
Amanda Quinn	Stock Exchange Listing
Natalya Zelensky	NYSE American Symbol: DMF
Treasurer	Initial SEC Effective Date
James Windels	10/21/88
Assistant Treasurers	Auction Agent
Gavin C. Reilly	Deutsche Bank Trust Company America
(Auction Preferred Stock)

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading
“Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon Municipal Income, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC

200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.

480 Washington Boulevard

Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.

P.O. Box 30170

College Station, TX 77842

Ticker Symbol:	DMF

For more information about the fund, visit https://im.bnymellon.com/us/en/products/closed-end-funds.jsp. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0424AR0921

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that J. Charles Cardona, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). J. Charles Cardona is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,686 in 2020 and $36,686 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $30,605 in 2020 and $33,558 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,610 in 2020 and $3,342 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $0 in 2021.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $726,833 in 2020 and $2,846,056 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and the following persons constitute the Audit Committee and full Board of Trustees of the Registrant: Francine J. Bovich, Charles Cardona, Joseph S. DiMartino, Andrew J. Donahue, Isabel P. Dunst, Nathan Leventhal, Robin A. Melvin , Roslyn L. Watson and Benaree Pratt Wiley.

The Fund has determined that each member of the Audit Committee of the Registrant is not an “interested person” of the Registrant as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and for purposes of Rule 10A-3(b)(1)(iii) under the Exchange Act, is considered independent.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

SUMMARY OF THE FUND'S PROXY VOTING POLICY AND PROCEDURES

The Fund's Board of Directors has adopted the following procedures with respect to proxy voting by the Fund.

Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures

The Board has delegated the authority to vote proxies of companies held in the Fund's portfolio to Insight North America, LLC ("INA"), the Fund's sub-investment adviser, as described below. BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") serves as the Fund's investment adviser.

In addition, the Board has adopted INA's proxy voting procedures pursuant to which proxies of companies held in the Fund's portfolio will be voted.

Proxy Voting Operations

The Fund has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. Each fund in the BNY Mellon Family of Funds bears an equal share of ISS's fees in connection with the proxy voting and related services that ISS provides in respect of the funds.

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when the Fund owns shares of another registered investment company (an "Acquired Fund"), the Fund may be required by the 1940 Act or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other shareholders of such Acquired Fund.

Policies and Procedures; Oversight

The Fund's Chief Compliance Officer is responsible for confirming that INA has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Fund's proxies are voted in the best interest of the Fund. In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the Fund is monitored to ensure compliance with INA's procedures, such as by sampling votes cast for the Fund, including routine proposals as well as those that require more analysis, to determine whether they complied with INA's Proxy Voting Procedures.

Review of Proxy Voting

BNYM Investment Adviser reports annually to the Board on the Fund's proxy voting, including information regarding: (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.

Availability of Fund Proxy Voting Records

Pursuant to Rule 30b1-4 under the 1940 Act, the Fund is required to file its complete proxy voting record with the SEC on Form N-PX not later than August 31st of each year for the most recent twelve-month period ended June 30th. In addition, this information is available, by August 31st of each year, at http://www.im.bnymellon.com. The Fund has delegated the responsibility for gathering this information, filing Form N-PX and posting voting information to the website to BNYM Investment Adviser, with the assistance of ISS.

SUMMARY OF INA'S PROXY VOTING POLICY AND PROCEDURES

I.       Introduction

INA has adopted this Proxy Voting Policy ("Policy") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with respect to the voting of client proxies. INA serves as investment adviser and sub-adviser to institutional separate accounts, private funds, and registered investment companies (collectively, "Clients").

Pursuant to this Policy, INA shall vote proxies on behalf of Clients for whom INA has been given and agreed to accept voting authority. The fundamental guideline followed by INA in voting proxies is to ensure that the manner in which shares are voted is in the best interests of Clients and the values of their investments. Any general or specific proxy voting guidelines provided by a Client or its designated agent in writing will supersede the specific guidelines in this Policy.

Additionally, the DOL views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The DOL has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

Note: this Proxy Voting Policy will be reviewed at least annually.

II.       Client Disclosure and Recordkeeping

1.	In addition to this Policy, Clients may obtain information on how INA voted their proxies.
2.	Additionally, INA will maintain proxy voting records for its advisory clients, consistent with the Advisers Act.
3.	For Clients that are registered investment companies, INA will disclose this Policy to the shareholders of such funds and make filings with the SEC with regard to the specific proxy votes that INA cast as shareholders of portfolio securities in accordance with the rules and regulations under the 1940 Act.
4.	Certain Clients may participate in securities lending programs. If INA is aware that a material event will occur affecting securities on loan, INA will be obligated to call such loan in time to vote the proxies; however, with respect to other voting matters involving securities on loan, INA would generally not vote with respect to such securities.

III.       General Policy Regarding Proxy Voting

Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that, our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well-being of the corporation, INA will vote to support shareholder proposals, unless other mitigating circumstances are present. Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, INA may manage assets of a pension plan of a company whose management is soliciting proxies, or an employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which INA votes proxies must be based on Clients' best interests and not the product of the conflict.

In furtherance of INA's goal to vote proxies in the best interests of clients, INA follows procedures designed to identify and address material conflicts that may arise between INA's interests and those of its Clients before voting proxies for Client securities.

INA's detailed policies and procedures with respect to conflicts of interest and specific proxy voting guidelines can be found in Sections V. and VI. of this Policy, below.

IV.       Procedures for Identifying Conflicts of Interest

INA will monitor the potential for conflicts of interest with respect to proxy voting recommendations or directions both as a result of personal relationships, significant Client relationships (those accounting for greater than 15% of annual revenues), or special circumstances that may arise during the conduct of INA's or its affiliates' business.

1.	The CCO or her designee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence INA's decision-making. Further, a conflict of interest shall be deemed material in the event the issuer that is the subject of the proxy or any executive officer of that issuer has a Client relationship with INA or its affiliates, of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The CCO or her designee shall maintain a written record of all materiality determinations in addition to the method used to resolve a material conflict of interest.
2.	If it is determined that a conflict of interest is not material, INA will vote proxies in accordance with the specific voting policy detailed in Section V, below.
3.	If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

•                disclosing the conflict to the client and obtaining its consent before voting;

•                suggesting to the client that it engage another party to make a recommendation;

•                engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•                utilizing such other method as is deemed appropriate under the circumstances given the nature of the conflict.

V.       Specific Proxy Voting Guidelines

This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.

1.       Routine Matters

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

a.	They do not measurably change the structure, management control, or operation of the corporation.
b.	They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation

INA will normally support the following routine proposals:

a.	To increase authorized common shares.
b.	To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.
c.	To elect or re-elect directors.
d.	To appoint or elect auditors.
e.	To approve indemnification of directors and limitation of directors' liability.
f.	To establish compensation levels.
g.	To establish employee stock purchase or ownership plans.
h.	To set time and location of annual meeting.

2.       Non-Routine Proposals

a.	Social Issues

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill advised or misguided. If INA has determined that management is generally socially responsible, we typically vote against the following shareholder proposals:

1)	To enforce restrictive energy policies.
2)	To place arbitrary restrictions on military contracting.
3)	To bar or place arbitrary restrictions on trade with other countries.
4)	To restrict the marketing of controversial products.
5)	To limit corporate political activities.

6)	To bar or restrict charitable contributions.
7)	To enforce a general policy regarding human rights based on arbitrary parameters.
8)	To enforce a general policy regarding employment practices based on arbitrary parameters.
9)	To enforce a general policy regarding animal rights based on arbitrary parameters.
10)	To place arbitrary restrictions on environmental practices.
b.	Financial/Corporate Issues

Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure. INA will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1)	To change the state of incorporation.
2)	To approve mergers, acquisitions or dissolution.
3)	To institute indenture changes.
4)	To change capitalization.
c.	Shareholder Rights

Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. INA typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

INA will generally vote in favor of the following management proposals:

1)	To require majority approval of shareholders in acquisitions of a controlling share in the corporation.
2)	To institute staggered board of directors.
3)	To require shareholder approval of not more than 66-2/3% for a proposed amendment to the corporation's by-laws.
4)	To eliminate cumulative voting.
5)	To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.
6)	To create a dividend reinvestment program.
7)	To eliminate preemptive rights.

8)	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

INA will generally vote against the following management proposals:

1)	To require greater than 66-2/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").
2)	To require an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").
3)	To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.
4)	To prohibit replacement of existing members of the board of directors.
5)	To eliminate shareholder action by written consent without a shareholder meeting.
6)	To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.
7)	To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").
8)	To limit the ability of shareholders to nominate directors.

INA will generally vote in favor of the following shareholder proposals:

1)	To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66-2/3%.
2)	To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.
3)	To change the state of incorporation for companies operating under the umbrella of anti- shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.
4)	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.
5)	To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board
6)	To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.
7)	To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.
8)	To create a dividend reinvestment program.

9)	To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state, law.
10)	To require that "golden parachutes" be submitted for shareholder ratification.

INA will generally vote against the following shareholder proposals:

1)	To restore preemptive rights.
2)	To restore cumulative voting.
3)	To require annual election of directors or to specify tenure.
4)	To eliminate a staggered board of directors.
5)	To require confidential voting.
6)	To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the .board.
7)	To dock director pay for failing to attend board meetings.

VI.       Voting Process

The CCO is responsible for voting proxies on behalf of Clients for whom INA has been given and agreed to accept voting authority, and will generally vote proxies in accordance with these guidelines. In circumstances in which the subject matter of the vote is not covered by these guidelines, or) or INA believes it may be necessary, in the best interests of shareholders, to vote contrary to our general guidelines, the CCO will discuss the matter with the CEO and General Counsel of INA, who will be responsible for making the definitive determination as to how the proxy matter will be voted.

Any questions regarding this Policy may be directed to the CCO of INA.

VII.       Trust Indentures

From time to time, INA is asked to consent to an amendment to or grant a waiver under a trust indenture or other governing document of a specific financial instrument held by Clients. Such consents or waivers may cover corporate actions such as tenders, exchanges, registration rights, restructurings and other transactions relating to fixed income holdings of client accounts.

INA will generally treat such requests for consents not as proxies subject to these proxy voting policies and procedures, but as investment matters to be dealt with by the investment professional covering such instruments, provided that such consents: (i) do not relate to the election of a board of directors or appointment of auditors for a public company, (ii) would not otherwise materially affect the structure, management or control of a public company, and (iii) relate to a company in which Clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments. Determinations on voting consents or waivers to these matters are generally driven by INA's view of whether the proposed action will result in an economic benefit for the affected Client(s).

VIII.       Recordkeeping

INA shall maintain the following records relating to proxy voting:

1.	a copy of these policies and procedures;
2.	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each recommendation;
3.	documentation relating to the identification and resolution of conflicts of interest; and
4.	any documents created by INA that were material to a proxy voting recommendation or that memorialized the basis for that recommendation.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the time the last entry was made on such record, the first two years in INA's office.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following information is as of September 30, 2021:

Jeffrey Burger and Daniel Rabasco of Insight North America LLC ("INA"), an affiliate of BNYM Investment Adviser, are primarily responsible for the day-to-day management of the registrant’s portfolio.

Mr. Burger is a senior portfolio manager for tax sensitive strategies at INA. He has been employed by INA or a predecessor company of INA since 2009.

Mr. Rabasco is a managing director and the head of municipal bonds at INA. He has been employed by INA or a predecessor company of INA since 1998.

(a)(2) Information about the other accounts managed by the fund’s primary portfolio managers is provided below.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Jeffrey Burger	13	$4.3 billion	None	$0	416	$2.5 billion
Daniel Rabasco	14	$7.7 billion	None	$0	60	$2.6 billion

None of the funds or accounts are subject to a performance-based advisory fee.

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Potential conflicts of interest may arise because of BNYM Investment Adviser's, INA's or a portfolio manager's management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as BNYM Investment Adviser or INA may be perceived as causing accounts it manages to participate in an offering to increase BNYM Investment Adviser's or INA's overall allocation of securities in that offering, or to increase BNYM Investment Adviser's or INA's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as BNYM Investment Adviser or INA may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of BNYM Investment Adviser or INA. BNYM Investment Adviser and INA periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, BNYM Investment Adviser and INA could be viewed as having a conflict of interest to the extent that BNYM Investment Adviser, INA or their affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including BNYM Investment Adviser, INA and others involved in the management, investment activities or business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund. These activities and interesting include potential multiple advisory, transactional, financial and other interesting in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund of the Fund's service providers, which may cause conflicts that could disadvantaged the Fund.

BNYM Investment Adviser's goal is to provide high quality investment services to all of its clients, while meeting BNYM Investment Adviser's fiduciary obligation to treat all clients fairly. BNYM Investment Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, BNYM Investment Adviser monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics. Furthermore, senior investment and business personnel at BNYM Investment Adviser periodically review the performance of BNYM Investment Adviser's portfolio managers.

(a)(3) Portfolio Manager Compensation. The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).

Funding for INA's Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on INA's overall performance as opposed to the performance of a single product or group. All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, INA equity, interests in investment vehicles (consisting of investments in a range of INA products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five-year periods. Also considered in determining individual awards are team participation and general contributions to INA. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to INA's Elective Deferred Compensation Plan.

(a)(4) The dollar range of Fund shares beneficially owned by the primary portfolio manager is as follows as of the end of the Fund's fiscal year:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Jeffrey Burger	BNY Mellon Municipal Income, Inc.	None
Daniel Rabasco	BNY Mellon Municipal Income, Inc.	None

(b)       Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The fund did not participate in a securities lending program during this period.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Municipal Income, Inc.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: November 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: November 22, 2021

By: /s/ James Windels

        James Windels

        Treasurer (Principal Financial Officer)

Date: November 22, 2021

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)